===============================================================================
THE STRONG
DISCOVERY FUND II

SEMI-ANNUAL REPORT o JUNE 30, 1998


                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Discovery Fund II.............................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities....................................4
     Statement of Assets and Liabilities......................................6
     Statement of Operations..................................................7
     Statements of Changes in Net Assets......................................8
     Notes to Financial Statements............................................9

FINANCIAL HIGHLIGHTS.........................................................11

                                [STRONG LOGO]
                        STRONG FUNDS DISTRIBUTORS, INC.
                  P.O. Box 2936 o Milwaukee, Wisconsin 53201
             Strong Funds are offered by prospectus only. 8282H98

============================
THE STRONG DISCOVERY FUND II
============================

DURING THIS TWO-YEAR PERIOD, THE MARKET HAS FAVORED THE LARGEST COMPANIES AND IN MANY CASES HAS IGNORED SMALLER, FASTER-GROWING ONES.

The Strong Discovery Fund II seeks to provide investors with capital growth, a goal we pursue by investing in a diversified portfolio of small-, medium-, and larger-size companies. Our investment approach combines number-crunching analysis with direct research, including on-site visits. Through frequent discussions with management, suppliers, customers, and competitors, we believe we can identify vital aspects of companies that are not reflected in their historical financial statements or their stock prices.

=================================
         ASSET ALLOCATION
=================================
Based on net assets as of 6-30-98
[PIE CHART]

Short-Term Investments       4.3%
Stocks                      95.7%

The Fund's asset allocation does
not reflect any futures positions
held by the Fund.
=================================

PROFITABLE COMPANIES
In the past six months, your portfolio managers have personally met with the management of more than 200 companies. That figure includes more than 75% of the companies in which the Discovery Fund II currently has an investment. Our trips out into the field "to kick the tires" have confirmed the Fund is invested in growing companies that are doing well. With few exceptions, these companies have been meeting or exceeding their profit targets.

While we are pleased and encouraged by the positive underlying financial performance of the companies in the portfolio, we are disappointed that this strength has not yet been fully reflected in the companies' stock prices. Specifically, the Fund's 1998 first half return of 7.68% did not keep pace with the 22% average annual earnings growth we expect the companies in the portfolio to achieve. Ironically, the S&P 500 Index enjoyed much greater gains even though the profitability of many of the large companies that make up the index is suffering from weak global markets and foreign currency devaluations. The S&P reported a return of 17.71% for the first half of the year.*(1)

Relative to the broader market, however, the Fund's performance compared better. The Russell 2000(reg.tm) Index, which measures the performance of 2000 companies and specifically excludes the performance of the few huge companies that dominate the S&P 500 Index, gained just 4.93% in 1998's first half.*

A TREND CONTINUES
The pattern of returns in the first half of 1998 marks the continuation of a trend that has been running since the summer of 1996. During this two-year period, the market has favored the largest companies and in many cases has ignored smaller, faster-growing ones. This point is brought into focus when looking at valuations. Note that the Discovery Fund II's valuation, as measured by its price/earnings multiple, is lower than that of the S&P 500. This discrepancy persists, even though the Fund's holdings are increasing their profits more than three times as fast as the S&P's average.

                                 P/E RATIO                  ESTIMATED
FUND                             (1999 EARNINGS)            EARNINGS GROWTH(2)
------------------------------------------------------------------------------
Strong Discovery Fund II         19.5x                      22.0%
S&P 500 Index                    22.4x                       7.0%

An article in the June 24, 1998 issue of the New York Times further underlines the attractiveness of smaller-company stocks. The article notes that since 1979, small stocks have only been cheaper than they are now (relative to the S&P 500) at two times: in the aftermath of the October 1987 market crash, and during the 1990 recession.

OUR INVESTMENT PHILOSOPHY
Given these recent trends, we believe it is instructive to review the investment philosophy and strategy we employ when investing your money. Our investment approach is not based on chasing market euphoria or fads. Rather, we look for well-managed companies that are in good businesses and offer superior growth potential--and that can be purchased at attractive prices. We also focus on companies with products that are used and replaced every day, such as razor blades and toothpaste. By investing in companies with "razor blade" characteristics, we attempt to insulate the portfolio from the profit disappointments that typically accompany economic slowdowns.

At the present time, we believe the portfolio is positioned well relative to these attributes. It has been our experience that stock prices eventually track earnings growth, but there is precedent for this relationship to lapse from time to time. When this happens, as we believe it currently has, the ignored stocks with good earnings tend to catch up quickly when the market changes direction. The most recent example of this was in 1991, when the S&P 500 returned 30.47%, while the broader Russell 2000 delivered a return of 46.05%.

Going forward, we will make adjustments to the portfolio, where appropriate, as part of our continuous effort to upgrade the quality of the Fund's holdings.

Successful investing requires confidence and patience. Yours is appreciated. Thank you for your investment in the Strong Discovery Fund II.

[PHOTO OF RICHARD S. STRONG AND CHARLES A. PAQUELET]

Sincerely,

/s/ Richard S. Strong
Richard S. Strong

/s/ Chip Paquelet
Charles A. Paquelet
Portfolio Co-managers

===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                            From 5-8-92 to 6-30-98
[GRAPH]

                        THE STRONG                     Lipper Capital
                         DISCOVERY       S&P 500        Appreciation
                          FUND II      Stock Index*     Funds Index*
            4-92          10,000         10,000           10,000
            12-92         10,887         10,680           11,024
            12-93         13,285         11,756           12,760
            12-94         12,569         11,912           12,447
            12-95         17,001         16,388           16,379
            12-96         17,138         20,151           18,829
            12-97         19,090         26,874           22,589
            6-98          20,557         31,633           25,907

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Capital Appreciation Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of May 1992.

                                              =================================
                                                          AVERAGE ANNUAL
                                                         TOTAL RETURNS(1)
                                              =================================
                                                          As of 6-30-98

                                                       1-YEAR            15.05%

                                                       3-YEAR            11.93%

                                                       5-YEAR            12.53%

                                              SINCE INCEPTION            12.44%
                                                  (on 5-8-92)
                                              =================================

-------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Russell 2000(reg.tm) Index is an unmanaged index generally representative of the U.S. stock market for small cap stocks. The Lipper Capital Appreciation Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P 500 and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted. Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change.

2 Earnings growth has been estimated on an annual basis for a projected five-year period. The Discovery Fund II's earnings growth estimate has been generated from our own analysis of the portfolio's individual securities as of June 30, 1998. The earnings growth projection for the S&P 500 has been based on a consensus of earnings estimates from six Wall Street investment firms as shown by Bloomberg dated June 30, 1998.

SCHEDULE OF INVESTMENTS IN SECURITIES                 JUNE 30, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
===============================================================================
COMMON STOCKS 95.7%
BANK - MONEY CENTER 0.7%
Citicorp                                                  9,825    $ 1,466,381

BROKERAGE & INVESTMENT MANAGEMENT 1.0%
Kansas City Southern Industries, Inc.                    14,200        704,675
Waddell & Reed Financial, Inc.                           58,750      1,406,328
                                                                   -----------
                                                                     2,111,003
COMMERCIAL SERVICE 15.9%
Accustaff, Inc. (b)                                      41,601      1,300,031
Avis Rent A Car, Inc. (b)                                13,250        327,938
H & R Block, Inc.                                        19,875        837,234
Coinmach Laundry Corporation (b)                        279,050      6,592,556
Consolidated Graphics, Inc. (b)                          41,200      2,430,800
Corrections Corporation America (b)                     154,400      3,628,400
Edutrek International, Inc. (Acquired 4/17/98;
  Cost $2,018,088) (b) (d)                               74,744      1,831,228
ITT Educational Services, Inc. (b)                       87,850      2,833,162
Lamar Advertising Company (b)                            80,350      2,882,556
Lason Holdings, Inc. (b)                                 27,900      1,520,550
Outdoor Systems, Inc. (b)                                82,030      2,296,840
Pittston Company Brinks Group                            58,550      2,159,031
The Profit Recovery Group International, Inc. (b)        71,000      1,983,563
Rollins Truck Leasing Corporation                        48,900        605,138
The ServiceMaster Company                                61,500      2,340,844
Transcrypt International, Inc. (b)                       71,800        251,300
                                                                   -----------
                                                                    33,821,171
COMPUTER - MAINFRAME 1.5%
International Business Machines Corporation              27,550      3,163,084

COMPUTER - PERIPHERAL EQUIPMENT 2.1%
Lexmark International Group, Inc. Class A (b)            35,100      2,141,100
Storage Technology Corporation (b)                       52,400      2,272,850
                                                                   -----------
                                                                     4,413,950
COMPUTER SERVICE 1.3%
Pierce Leahy Corporation (b)                             86,200      2,004,150
Sykes Enterprises, Inc. (b)                              41,400        830,588
                                                                   -----------
                                                                     2,834,738
COMPUTER SOFTWARE 1.0%
America Online, Inc. (b)                                 11,800      1,250,800
Computer Associates International, Inc.                  17,575        976,511
                                                                   -----------
                                                                     2,227,311
CONSUMER - MISCELLANEOUS 2.8%
Equity Corporation International (b)                    194,500      4,668,000
Service Corporation International                        30,800      1,320,550
                                                                   -----------
                                                                     5,988,550
ELECTRICAL EQUIPMENT 2.1%
Berg Electronics Corporation (b)                        233,875      4,575,180

ELECTRONIC PRODUCTS - MISCELLANEOUS 1.3%
Rayovac Corporation (b)                                 122,225      2,772,980

FINANCE - MISCELLANEOUS 0.9%
American Express Company                                 12,300      1,402,200
NOVA Corporation (b)                                     15,500        554,125
                                                                   -----------
                                                                     1,956,325
HEALTHCARE - DRUG/DIVERSIFIED 1.0%
Halsey Drug Company, Inc. (b)                           305,000        724,375
Jones Medical Industries, Inc.                           20,500        679,062
Pfizer, Inc.                                              5,900        641,256
                                                                   -----------
                                                                     2,044,693
HEALTHCARE - INSTRUMENTATION 1.3%
Arterial Vascular Engineering, Inc. (b)                  29,200      1,043,900
Datascope Corporation (b)                                20,500        544,531
Medtronic, Inc.                                          17,600      1,122,000
                                                                   -----------
                                                                     2,710,431
HEALTHCARE - MEDICAL SUPPLY 6.4%
Cohr, Inc. (b)                                          297,200      1,523,150
McKesson Corporation                                     13,450      1,092,812
PSS World Medical, Inc. (b)                             134,700      1,969,988
Henry Schein, Inc. (b)                                   53,943      2,488,121
Steris Corporation (b)                                    7,250        461,055
Sybron International Corporation (b)                    242,475      6,122,494
                                                                   -----------
                                                                    13,657,620
HEALTHCARE - PATIENT CARE 1.9%
Compdent Corporation (b)                                 87,800      1,371,875
Kendle International, Inc. (b)                           41,300      1,249,325
United Dental Care, Inc. (b)                             73,500      1,417,172
                                                                   -----------
                                                                     4,038,372
HEALTHCARE - PRODUCT 1.2%
Cytyc Corporation (b)                                    75,050      1,224,253
Sabratek Corporation (b)                                 57,900      1,317,225
                                                                   -----------
                                                                     2,541,478
INSURANCE - LIFE 0.3%
Torchmark Corporation                                    11,700        535,275

INSURANCE - PROPERTY & CASUALTY 2.1%
MGIC Investment Corporation                              79,300      4,525,056

LEISURE PRODUCT 3.5%
Action Performance Companies, Inc. (b)                  102,475      3,298,414
Harley-Davidson, Inc.                                    69,050      2,675,687
SCP Pool Corporation (b)                                 62,075      1,520,838
                                                                   -----------
                                                                     7,494,939
LEISURE SERVICE 3.3%
American Skiing Company (b)                              99,600      1,294,800
Bally Total Fitness Holding Corporation (b)              87,900      3,164,400
Candlewood Hotel Company, Inc. (b)                       18,800        141,000
International Game Technology                            60,750      1,473,187
Promus Hotel Corporation (b)                             22,025        847,963
                                                                   -----------
                                                                     6,921,350
MACHINE TOOL 0.8%
Applied Power, Inc.                                      49,250      1,692,969

MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 0.2%
Dana Corporation                                          7,700        411,950

MEDIA - PUBLISHING 0.5%
Harcourt General, Inc.                                    9,450        562,275
School Specialty, Inc. (b)                               26,400        432,300
                                                                   -----------
                                                                       994,575
MEDIA - RADIO/TV 3.6%
Chancellor Media Corporation (b)                         49,250      2,445,570
Clear Channel Communications, Inc. (b)                   38,128      4,160,718
Viacom International, Inc. (b)                           19,300      1,124,225
                                                                   -----------
                                                                     7,730,513
OFFICE AUTOMATION 1.7%
Global Imaging Systems, Inc. (b)                        105,900      1,482,600
Xerox Corporation                                        20,500      2,083,313
                                                                   -----------
                                                                     3,565,913
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 2.6%
Ocean Energy, Inc. (b)                                  120,146      2,350,356
Union Pacific Resources Group, Inc.                     183,875      3,229,305
                                                                   -----------
                                                                     5,579,661

-------------------------------------------------------------------------------
                                                      Shares or
                                                      Principal      Value
                                                       Amount      (Note 2)
-------------------------------------------------------------------------------
OIL - NORTH AMERICAN INTEGRATED 0.7%
Transmontaigne Oil Company (b)                          101,100   $  1,503,863

OIL WELL EQUIPMENT & SERVICE 1.8%
ENSCO International, Inc.                                29,900        519,512
Marine Drilling Companies, Inc. (b)                      89,650      1,434,400
Noble Drilling Corporation (b)                           79,050      1,902,141
                                                                  ------------
                                                                     3,856,053
PERSONAL & COMMERCIAL LENDING 7.7%
Associates First Capital Corporation                    106,925      8,219,859
Beneficial Corporation                                   53,100      8,134,256
                                                                  ------------
                                                                    16,354,115
POLLUTION CONTROL 3.2%
Superior Services, Inc. (b)                              85,500      2,570,344
Waste Management, Inc.                                  120,100      4,203,500
                                                                  ------------
                                                                     6,773,844
RAILROAD 1.4%
Burlington Northern Santa Fe Corporation                 29,625      2,908,805

REAL ESTATE 1.8%
Sunstone Hotel Investors, Inc.                          284,000      3,780,750

RETAIL - DRUG STORE 0.7%
Rite Aid Corporation                                     38,900      1,461,181

RETAIL - FOOD CHAIN 0.3%
US Foodservice (b)                                       16,300        571,519

RETAIL - RESTAURANT 2.2%
PJ America, Inc. (b)                                     58,900      1,074,925
Papa John's International, Inc. (b)                      18,200        717,763
Rainforest Cafe, Inc. (b)                               203,500      2,823,563
                                                                  ------------
                                                                     4,616,251
RETAIL - SPECIALTY 10.9%
Black Box Corporation (b)                                77,500      2,572,031
Central Garden & Pet Company (b)                        165,850      5,162,081
Fastenal Company                                          4,300        199,681
MSC Industrial Direct Company, Inc. Class A (b)          71,700      2,043,450
Movie Gallery, Inc. (b)                                 355,200      2,575,200
Pier I Imports, Inc.                                     33,000        787,875
Regis Corporation                                        38,400      1,135,200
Renters Choice, Inc. (b)                                107,300      3,044,637
Staples, Inc. (b)                                        55,675      1,611,095
United Stationers, Inc. (b)                              10,400        673,400
Wilmar Industries, Inc. (b)                             112,800      2,876,400
Zale Corporation (b)                                     11,700        372,206
                                                                  ------------
                                                                    23,053,256
SAVINGS & LOAN 0.9%
TCF Financial Corporation                                64,725      1,909,388

SHOE & APPAREL MANUFACTURING 0.1%
Rocky Shoes & Boots, Inc. (b)                            15,300        218,025

TELECOMMUNICATION SERVICE 1.3%
Davel Communications Group, Inc. (b)                     34,750        847,031
MediaOne Group, Inc. (b)                                 10,000        439,375
WorldCom, Inc. (b)                                       30,700      1,487,031
                                                                  ------------
                                                                     2,773,437
TOBACCO 0.7%
800-JR CIGAR, Inc. (b)                                   37,600        742,600
Philip Morris Companies, Inc.                            17,600        693,000
                                                                  ------------
                                                                     1,435,600
TRANSPORTATION SERVICE 1.0%
Hub Group, Inc. Class A (b)                              97,125      2,051,766
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $187,873,992)                            203,043,321
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.0%
COMMERCIAL PAPER 0.3%
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.25%      $      100            100
General Mills, Inc., 5.26%                              378,500        378,500
Johnson Controls, Inc., 5.26%                           247,200        247,200
                                                                  ------------
                                                                       625,800
REPURCHASE AGREEMENT 3.1%
Barclays Capital, Inc. (Dated 6/30/98), 5.50%,
  Due 7/01/98 (Repurchase proceeds $6,601,008);
  Collateralized by: $6,580,000 United States
  Treasury Notes, 8.875%, Due 11/15/98 (Market
  Value $6,736,834) (e)                               6,600,000      6,600,000

UNITED STATES GOVERNMENT ISSUES 0.6%
United States Treasury Bills, Due 9/03/98 thru
  9/10/98 (c)                                         1,185,000      1,173,694
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $8,399,316)                       8,399,494
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (COST $196,273,308) 99.7%          211,442,815
Other Assets and Liabilities, Net 0.3%                                 590,884
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $212,033,699
==============================================================================


FUTURES
------------------------------------------------------------------------------
                                              Underlying
                            Expiration        Face Amount         Unrealized
                               Date             at Value         Appreciation
------------------------------------------------------------------------------
Purchased:
  33 S&P 500                   9/98            $9,429,750           $21,986


LEGEND
------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) All or a portion of security pledged to cover margin requirements for future contracts.
(d) Restricted security.
(e) See Note 2(H) of notes to financial statements.

Percentages are stated as a percent of net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

ASSETS:
  Investments in Securities, at Value (Cost of $196,273,308)     $211,442,815
  Receivable for Securities Sold                                    3,915,203
  Dividends and Interest Receivable                                    50,209
                                                                 ------------
  Total Assets                                                    215,408,227

LIABILITIES:
  Payable for Securities Purchased                                  3,277,209
  Accrued Operating Expenses and Other Liabilities                     97,319
                                                                 ------------
  Total Liabilities                                                 3,374,528
                                                                 ------------
NET ASSETS                                                       $212,033,699
                                                                 ============
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                  $180,533,677
  Accumulated Net Investment Loss                                    (467,276)
  Undistributed Net Realized Gain                                  16,775,805
  Net Unrealized Appreciation                                      15,191,493
                                                                 ------------
  Net Assets                                                     $212,033,699
                                                                 ============
Capital Shares Outstanding (Unlimited Number Authorized)           16,607,069

NET ASSET VALUE PER SHARE                                              $12.77
                                                                       ======

6
                      See notes to financial statements.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Six Months Ended June 30, 1998 (Unaudited)

INCOME:
  Dividends                                                       $   434,684
  Interest                                                            359,269
                                                                  -----------
  Total Income                                                        793,953

EXPENSES:
  Investment Advisory Fees                                          1,056,316
  Custodian Fees                                                       34,417
  Shareholder Servicing Costs                                         167,168
  Other                                                                 3,328
                                                                  -----------
  Total Expenses                                                    1,261,229
                                                                  -----------
NET INVESTMENT LOSS                                                  (467,276)

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
   Investments                                                     21,099,003
   Futures Contracts                                               (1,190,406)
                                                                  -----------
   Net Realized Gain                                               19,908,597

  Change in Unrealized Appreciation/Depreciation on:
   Investments                                                     (3,409,430)
   Futures Contracts                                                   21,986
                                                                  -----------
   Net Change in Unrealized Appreciation/Depreciation              (3,387,444)
                                                                  -----------
NET GAIN                                                           16,521,153
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $16,053,877
                                                                  ===========

                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                SIX MONTHS ENDED   YEAR ENDED
                                                  JUNE 30, 1998   DEC. 31, 1997
                                                ----------------  -------------
                                                   (UNAUDITED)
OPERATIONS:
  Net Investment Loss                            ($    467,276)  ($  1,512,488)
  Net Realized Gain                                 19,908,597      18,148,062
  Change in Unrealized Appreciation/Depreciation    (3,387,444)      6,534,581
                                                  ------------    ------------
  Increase in Net Assets Resulting from Operations  16,053,877      23,170,155

DISTRIBUTIONS:
  From Net Realized Gains                           (3,179,809)             --

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                         42,677,202     111,653,915
  Proceeds from Reinvestment of Distributions        3,178,862              --
  Proceeds for Shares Redeemed                     (60,590,233)   (150,342,369)
                                                  ------------    ------------
  Decrease in Net Assets from Capital Share
    Transactions                                   (14,734,169)    (38,688,454)
                                                  ------------    ------------
TOTAL DECREASE IN NET ASSETS                        (1,860,101)    (15,518,299)

NET ASSETS:
  Beginning of Period                              213,893,800     229,412,099
                                                  ------------    ------------
  End of Period                                   $212,033,699    $213,893,800
                                                  ============    ============
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                               3,359,160       9,567,132
  Issued in Reinvestment of Distributions              241,739              --
  Redeemed                                          (4,772,366)    (13,026,043)
                                                     ---------      ----------
  Net Decrease in Shares of the Fund                (1,171,467)     (3,458,911)
                                                     =========      ==========

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

1. ORGANIZATION
   The Strong Discovery Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At June 30, 1998, approximately 96% of the Fund's shares are owned by one insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
   (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise last sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at June 30, 1998 were $2,018,088 and $1,831,228, respectively, representing 0.9%
       of the net assets of the Fund.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are calculated on a first-in, first-out basis.

   (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (E) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

-------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

   (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (H) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the issuer of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral transferred under each repurchase agreement to ensure the value of the collateral exceeds the amount owed to the Fund under each repurchase agreement by at least 2%.

   (I) Additional Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

   (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (K) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS
   The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on the lesser of 0.15% of the average daily net assets of the Fund or a contractually established rate for each participant account.

   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at June 30, 1998, other shareholder servicing expenses paid to the Advisor, and unaffiliated directors' fees for the six months then ended, were $26,669, $78 and $1,788, respectively.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the six months ended June 30, 1998 were $216,471,395 and $227,654,180, respectively.

5. INCOME TAX INFORMATION
   At June 30, 1998, the cost of investments in securities for federal income tax purposes was $196,648,201. Net unrealized appreciation of securities was $14,794,614, consisting of gross unrealized appreciation and depreciation of $29,437,040 and $14,642,426, respectively.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
                                                         SELECTED PER-SHARE DATA (a)
                 -------------------------------------------------------------------------------------------------------------
                              INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                            --------------------------------------  -----------------------------------------------
                                         Net Realized
                 Net Asset      Net     and Unrealized    Total                  In Excess                           Net Asset
                   Value,   Investment      Gains          from      From Net      of Net   From Net                   Value,
                 Beginning    Income     (Losses) on    Investment  Investment  Investment  Realized      Total        End of
Period Ended     of Period    (Loss)     Investments    Operations    Income      Income      Gains   Distributions    Period
June 30, 1998 (c)  $12.03    ($0.03)        $0.96          $0.93          --          --     ($0.19)     ($0.19)       $12.77
Dec. 31, 1997       10.80     (0.09)         1.32           1.23          --          --         --          --         12.03
Dec. 31, 1996       13.44     (0.05)         0.04          (0.01)         --      ($1.05)     (1.58)      (2.63)        10.80
Dec. 31, 1995       10.07     (0.03)         3.58           3.55          --       (0.18)        --       (0.18)        13.44
Dec. 31, 1994       11.54      0.10         (0.71)         (0.61)     ($0.10)      (0.43)     (0.33)      (0.86)        10.07
Dec. 31, 1993       10.15      0.05          2.09           2.14       (0.05)      (0.70)        --       (0.75)        11.54

                                      RATIOS AND SUPPLEMENTAL DATA
                  ---------------------------------------------------------------------
                              Net                 Ratio of Net
                            Assets,    Ratio of    Investment                 Average
                            End of     Expenses   Income (Loss)  Portfolio  Commission
                   Total  Period (In  to Average   to Average     Turnover     Rate
Period Ended      Return   Millions)  Net Assets   Net Assets       Rate       Paid (b)
June 30, 1998 (c)  +7.7%     $212        1.2%*       (0.4%)*       108.3%    $0.0628
Dec. 31, 1997     +11.4%      214        1.2%        (0.7%)        198.1%     0.0604
Dec. 31, 1996      +0.8%      229        1.2%        (0.3%)        970.0%     0.0292
Dec. 31, 1995     +35.3%      245        1.3%        (0.3%)        542.1%
Dec. 31, 1994      -5.4%      119        1.2%         1.1%         662.5%
Dec. 31, 1993     +22.0%       72        1.3%         0.5%         976.5%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c) For the six months ended June 30, 1998 (Unaudited).  Total return and portfolio turnover rate are not annualized.

                                                                                                                            11